Exhibit 10.10(a)

                    AMENDMENT NO. 1 TO BANK RHODE ISLAND
                 2002 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

      WHEREAS, Bank Rhode Island (the "Bank") desires to amend the provisions of the Bank's 2002 Supplemental Executive Retirement Plan (the "Plan") to modify the pre-retirement death benefit and the change of control benefit under the Plan; and

      WHEREAS, under Article VIII of the Plan, the Board of Directors of the Bank may amend the Plan at any time, provided that such amendment shall not reduce the vested benefit of any Participant or amend Section 6.1 or 6.2 of the Plan without the consent of all Participants who have vested benefits under the Plan.

      NOW, THEREFORE, the Plan is amended as follows:

      1.    That Section 6.1 is amended in its entirety to read:

      "6.1 Vesting of Benefits. In the event of a "Change of Control", a Participant shall, notwithstanding any other provision of the Plan, immediately become fully vested in the greater of (i) his or her retirement benefits as described in Section 5.1, or (ii) the Change of Control Benefit Amount as set forth in Schedule B or C."

      2.    That Schedule B and C are amended in their entirety as follows:


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                                 SCHEDULE B
                                 ----------

Participants:           Applicable Benefit Amount and Vesting
------------            -------------------------------------

Merrill W. Sherman      70% of the Participant's Average Compensation, minus:
------------------      (i) $250,000, (ii) fifty percent (50%) of the
                        Participant's Primary Social Security Amount and
                        (iii) the 401K Plan Benefit. Except as provided under Sections 3.2 (b) and 6.1, the Benefit Amount shall be vested as follows: 20% on November 1, 2005, 40% on November 1, 2006, 60% on November 1, 2007,
                        80% on November 1, 2008 and 100% on November 1, 2009

Albert R. Rietheimer    70% of the Participant's Average Compensation, minus:
Donald C. McQueen       (i) $50,000, (ii) fifty percent (50%) of the
                        Participant's Primary Social Security Amount and
                        (iii) the 401K Plan Benefit. Except as provided under Sections 3.2 (b) and 6.1, the Benefit Amount shall be vested as follows: 20% on November 1, 2008, 40% on November 1, 2009, 60% on November 1, 2010,
                        80% on November 1, 2011 and 100% on November 1, 2012

James V. DeRentis       70% of the Participant's Average Compensation, minus:
-----------------       (I) $35,000, (ii) fifty percent (50%) of the
                        Participant's Primary Social Security Amount and
                        (iii) the 401K Plan Benefit. Except as provided under Sections 3.2 (b) and 6.1, the Benefit Amount shall be vested as follows: 20% on November 1, 2008, 40% on November 1, 2009, 60% on November 1, 2010,
                        80% on November 1, 2011 and 100% on November 1, 2012

      Adjustment for Early Termination under Section 5.1(c): The Applicable Benefit Amount with respect to a Participant who ceases to be an Employee for any reason prior to the Normal Retirement Date shall be that portion of the Participant's Applicable Benefit Amount set forth above that can be provided by the amount the Bank has accrued on its books as a liability for the Participant's benefit as of the date of the Participant's early termination multiplied by the vested percentage as of such date of termination.

      Change of Control Benefit Amount:
      --------------------------------

            Participants:                     Benefit Amount
            ------------                      --------------

            Merrill W. Sherman                   $131,034

            Albert R. Rietheimer                 $168,179

            Donald C. McQueen                    $193,953

            James V. DeRentis                    $190,850


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                                 SCHEDULE C
                                 ----------

            Participants:                Applicable Benefit Amount
            ------------                 -------------------------

            Elizabeth Carroll                     $25,000

            Stephen Gibbons                       $25,000

            Kevin Kelly                           $25,000

            Kathleen C. Orovitz                   $25,000

            Kenneth Senus                         $25,000

            Peter Walsh                           $25,000

      Vesting: For all Participants in Schedule C, except as provided under Sections 3.2 (b) and 6.1, the Applicable Benefit Amount shall be vested as follows: 20% on November 1, 2008, 40% on November 1, 2009, 60% on November 1, 2010, 80% on November 1, 2011 and 100% on November 1, 2012

      Adjustment for Early Termination under Section 5.1(c): The Applicable Benefit Amount with respect to a Participant who ceases to be an Employee for any reason prior to the Normal Retirement Date shall be that portion of the Participant's Applicable Benefit Amount set forth above that can be provided by the amount the Bank has accrued on its books as a liability for the Participant's benefit as of the date of the Participant's early termination multiplied by the vested percentage as of such date of termination.

      Change of Control Benefit Amount:
      --------------------------------

            Participants:                     Benefit Amount
            ------------                      --------------

            Elizabeth Carroll                     $25,000

            Stephen Gibbons                       $25,000

            Kevin Kelly                           $25,000

            Kathleen C. Orovitz                   $25,000

            Kenneth Senus                         $25,000

            Peter Walsh                           $25,000


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      3.    All other provisions of the Plan shall remain in full force and effect and are hereby ratified, approved and confirmed.

      IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to the 2002 Supplemental Executive Retirement Plan to be executed by its duly authorized officer as of the 15th day of July, 2003.

                                       BANK RHODE ISLAND


                                       By: /s/ Malcolm G. Chace
                                           --------------------------
                                           Malcolm G. Chace,
                                           Chairman

Attest:

/s/ Margaret D. Farrell
-----------------------------
Secretary


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